UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

Brookfield Private Equity Fund LP

(Exact name of Registrant as specified in its charter)

Delaware	000-56760	No. 39-2276289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor
New York, New York 10281

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 777-8001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2025, Brookfield Private Equity Fund GP LLC, the general partner (the “General Partner”) of Brookfield Private Equity Fund LP (the “Fund”) appointed Laura Newinski to the Fund’s board of directors (the “Board”) as an independent director (“Independent Director”). The Board appointed Ms. Newinski to be the chair of the Board’s audit committee (the “Audit Committee”). The appointment Ms. Newinski brings the total number of directors to five, three of whom are independent of the Fund, as determined by the Board.

Laura Newinski, (60) is a member of the Board and serves as an Independent Director and chair of the Audit Committee. Ms. Newinski is a seasoned executive and global board leader with experience guiding Fortune 500 companies through financial oversight, enterprise transformation, and operational innovation. Ms. Newinski served as the Deputy Chair of the board of KPMG LLP and Director of the board of KPMG International from 2020 until June 2025 and served on the Audit, Compensation, Governance and Investment Committees. Most recently, Ms. Newinski served from 2020 until June 2025 as the Chief Operating Officer of KPMG LLP and previously served as the Vice Chair of Operations. At KPMG, Ms. Newinski led audit, tax and advisory businesses and firmwide strategy, developed generative AI strategy and led operations including finance, technology, cybersecurity, real estate, enterprise risk and internal audit. Ms. Newinski has a B.B.A. from the University of Iowa, an M.B.T. from the University of Minnesota and is a licensed CPA in Florida, New York and Minnesota.

Ms. Newinski has not been appointed to serve as a director pursuant to any arrangement or understanding with the Fund or any other person and there are no transactions in which Ms. Newinski has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Newinski will receive the standard compensation paid by the Fund to its independent directors as further described in “Item 6. Executive Compensation-Compensation of Directors” of the Fund’s Registration Statement on Form 10 filed on August 22, 2025 and such description is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PRIVATE EQUITY FUND LP

Date: October 6, 2025	By:	/s/ Craig Ruckman
	Name:	Craig Ruckman
	Title:	Assistant Secretary